UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   FORM 8-K/A
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 1, 2005

                          CHINA DIGITAL WIRELESS, INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                            (State of incorporation)


                000-12536                             90-0093373
        (Commission File Number)         (I.R.S. Employer Identification Number)


            429 Guangdong Road
   Shanghai, People's Republic of China                 200001
(Address of principal executive offices)              (Zip Code)

                                (86-21) 6336-8686
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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       Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 - Changes in Registrant's Certifying Accountant

         Item 4.01 of the Current Report on Form 8-K as filed January 12, 2005 has been amended as follows for the purpose of addressing the dismissal of the registrant's independent registered public accounting firm and to clarify disclosure found in the third paragraph of this report.

         On January 4, 2005, China Digital Wireless, Inc. (the "Company") dismissed the Company's current auditor, BDO Shanghai Zhonghua Certified Public Accountants, as its independent registered public accounting firm for purposes of auditing the Company's financial statements for the fiscal year ended December 31, 2004 or to review its unaudited quarterly information for fiscal
2005. The dismissal was approved by the Company's Board of Directors by resolutions contained in the form of a unanimous consent in lieu of special meeting, which resolutions were deemed effective January 6, 2005.

         In June 2004, the Company completed an exchange transaction with the shareholders of Sifang Holdings Co., Ltd ("Sifang") resulting in Sifang becoming a wholly-owned subsidiary of the Company. The transaction also resulted in a recapitalization of the company with Sifang becoming the survivor of the transaction for accounting purposes. As such, no accountant's report on the financial statements of Sifang for the fiscal years ended December 31, 2003 and 2002, respectively, contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles.

         During the Company's fiscal year ended December 31, 2003, for which audit services were provided, and the nine months ended September 30, 2004, for which review services were provided, and through January 6, 2005 there was no disagreement with the Company's independent registered accounting firm on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure. There were no reportable events, as described in Item 304(a)(1)(iv)(B) of Regulation S-B, during the afore-referenced periods.

         Effective January 6, 2005, the Company appointed Grobstein, Horwath & Company LLP as its independent registered public accounting firm.



                  Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

(c)  Exhibits
Exhibit No.       Description
-----------       -----------
16.1              Letter regarding change in certifying accountant.











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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    CHINA DIGITAL WIRELESS, INC.


                                                    By: /s/ Tai Caihua
                                                       -------------------------
                                                       Tai Caihua
                                                       President
Date:  January 21, 2005


























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